UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2008 [December 12, 2008]

CLEAN POWER TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-51716 (Commission File Number)	98-0413062 (IRS Employer Identification No.)

436-35th Avenue N.W., Calgary, Alberta, Canada T2K 0C1
 (Address of principal executive offices)               (Zip Code)

(403) 277-2944
Registrant’s telephone number, including area code

Not applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibit) that are not purely historical facts, including statements regarding Clean Power's beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. These risks and uncertainties include Clean Power's entry into new commercial businesses, the risk of obtaining financing, recruiting and retaining qualified personnel, and other risks described in Clean Power's Securities and Exchange Commission filings. The forward looking statements in this Form 8-K speak only as of the date hereof, and Clean Power disclaims any obligation to provide updates, revisions or amendments to any forward looking statement to reflect changes in the Clean Power’s expectations or future events.

Item 1.01                      Entry into a Material Definitive Agreement

On December 12, 2008, Clean Power Technologies Inc. (“Clean Power” or the “Company”) entered into a Memorandum of Understanding (“MOU”) with Farm Fresh Marketing Inc. (“Farm Fresh”).   The MOU sets out the high-level commercial principles of the collaboration between the Company and Farm Fresh whereby Farm Fresh will provide the Company with a Road Load Data Collection Vehicle for installation of the Company’s data gather systems to test the fuel and operating efficiencies of the Company’s heat recovery systems, noise and emission control.   The parties intent under the MOU is to prove the benefits of the Clean Power technology to Farm Fresh and upon successful testing, Farm Fresh and Clean Power shall enter into discussion to establish ongoing collaborations and commercial relationships.  Clean Power had agreed that for two years following completion of the test, it will make the Clean Power system (once in production) available to Farm Fresh in such quantities as Farm Fresh may order at prices and terms as favorable to Farm Fresh as those offered by the Company to any of its other customers.  Farm Fresh has acknowledged its’ intent to purchase at least 53 systems within the two year period, subject only to the proof of CPTI’s technology.

Item 9.01 Financial Statements and Exhibits

9.01 (d) Exhibits

Exhibit Number	Description
10.1	Memorandum of Understanding between Farm Fresh Marketing Inc. and the Company, dated December 12, 2008.	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CLEAN POWER TECHNOLOGIES INC.

Date: December 16, 2008	By:	/s/ Abdul Mitha
Name: Abdul Mitha
Title : Chief Executive Officer